SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2004

VCampus Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-21421	54-1290319
(Commission file Number)	(IRS Employer ID Number)

1850 Centennial Park Drive, Suite 200, Reston, VA 20191
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (703) 893-7800

N/A
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press release dated March 26, 2004 of VCampus Corporation, announcing the completion of its $5.3 million private placement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCAMPUS CORPORATION

Date: March 26, 2004	/s/ Christopher L. Nelson
Christopher L. Nelson
Chief Financial Officer